ADVANCED SERIES TRUST
AST Prudential Flexible Multi-Strategy Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated January 24, 2023
to the Currently Effective Summary Prospectuses, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and the Summary Prospectuses for the AST Prudential Flexible Multi-Strategy Portfolio and the AST T. Rowe Price Diversified Real Growth Portfolio (each a Target Portfolio or a Portfolio and collectively, the Target Portfolios or the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of each Target Portfolio held on January 24, 2023, shareholders of each of the Target Portfolios approved the reorganization (each, a Reorganization and collectively, the Reorganizations) of such Target Portfolio into the PSF PGIM Flexible Managed Portfolio (the Acquiring Portfolio), a series of The Prudential Series Trust.

Pursuant to each Reorganization, the assets and liabilities of each Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the Reorganizations. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in each Reorganization will be equal in value to the applicable Target Portfolio shares held by such shareholders immediately prior to the applicable Reorganization. It is expected that the Reorganizations will be completed on or about February 27, 2023.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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